SECURITIES PURCHASE AGREEMENT

TABLE OF CONTENTS

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 11, 2005, by and between TORRENT ENERGY CORPORATION, a Colorado corporation (the “Company”), and the Investors identified on the signature pages attached hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Rule 506 of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, in the amounts set forth beneath such Investor’s name on the Investor’s signature page, an aggregate of up to 5,000,000 shares (the “Offering”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Investor hereby agrees as follows:

ARTICLE 1

DEFINITIONS

1.1	Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

(a)

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

(b)	“B.C. Act” means the Securities Act (British Columbia).
(c)	“BCSC” means the British Columbia Securities Commission.
(d)	“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.2 hereof.
(e)	“Closing Date” shall have the meaning ascribed to such term in Section 2.3 hereof.

(f)

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(g)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(h)	“GAAP” shall have the meaning ascribed to such term in Section 3.8 hereof.
(i)	“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
(j)	“Material Adverse Effect” means a material adverse effect on:
(i) the assets, liabilities, results of operations, condition (financial or otherwise), business or prospects of the Company and its Subsidiaries taken as a whole; or
(ii) or the ability of the Company to issue and sell the Securities contemplated hereby and to perform its obligations under this Agreement.
(k)	“OTCBB” means The National Association of Securities Dealers Inc.’s over-the-counter bulletin board.
(l)

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(m)

“Registrable Securities” means all of the Shares and any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing.

(n)	“Registration Statement” means the registration statement to be filed by the Company pursuant to Section 7.1 hereof.
(o)	“SEC Reports” shall have the meaning ascribed to such term in Section 3.7 hereof.
(p)	“Securities” means the Shares.
(q)	“Shares” shall mean shares of Common Stock of the Company sold hereunder.
(r)

“Subscription Amount” means, as to each Investor, the amount to be paid for the Shares hereunder, as set forth beneath such Investor’s name on the Investor’s signature page, in United States Dollars and in immediately available funds.

(s)	“Subsequent Lower Financing” has the meaning set out in clause 2.4.

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(t)	“Subsidiary” means any subsidiary of the Company as set forth in the Company’s SEC Reports.

ARTICLE 2

PURCHASE AND SALE

2.1	Purchase and Sale of the Shares.

Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares in the amount set forth beneath such Investor’s name on the Investor’s signature page in exchange for the Subscription Amount (reflecting a per Share purchase price of $2.00) as specified in Section 2.2 below.

2.2	Settlement.
(a)

The completion of the sale and purchase of Shares hereunder shall occur on July 12, 2005 (the “Settlement Date”). On the Settlement Date, the Company shall deliver to each Investor, or designated custodian, one or more stock certificates representing the number of Shares being purchased by such Investor registered in the name of the Investor or its nominee. Immediately upon receipt of the stock certificate, the Investor or designated custodian must delivery to the Company by wire transfer of immediately available funds an amount equal to the Purchase Price of such Shares. The following are the wiring instructions for the Company:

Account No	690614- 070 (USD account)
Branch Transit No.	10020
Institution No.	016
Short Account No.	020-690614-070
ABA Number	021-001-088

Name as it appears on the account: Torrent Energy Corporation

Name of Financial Institution:	HSBC Bank Canada

Address of the Branch	885 West Georgia Street
Vancouver, British Columbia, Canada

2.3	Conditions to Closing.

Upon satisfaction or waiver by the party sought to be benefited thereby of the conditions set forth in this Section 2.3, the Closing shall occur on or before July 13, 2005, at the offices of the Company. The conditions to Closing are as follows:

(a)

All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

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	(b)	There shall have been no Material Adverse Effect with respect to the Company since the date hereof.
	(c)	No stop order or suspension of trading shall have been imposed by the OTCBB, the SEC or any other governmental regulatory body with respect to the public trading in the Common Stock.
2.4

In the event the Company offers common shares or other securities convertible into common shares for a period of 12 months after Closing at a price which is less than $2.00 per common share (the “Subsequent Lower Financing”), the Company will offer the Investor a pro-rata share of the Subsequent Lower Financing based on the percentage of this Offering acquired by the Investor. If the Investor does not accept the offer within 3 business days of delivery by the Company of a written offer, the Company may offer the Subsequent Lower Financing to third parties.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the representations and warranties set forth below to each Investor.

3.1	Organization, Good Standing and Qualification.

Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

3.2	Authorization.

The Company has the requisite power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for:

(a)	the authorization, execution and delivery of this Agreement;
(b)	authorization of the performance of all obligations of the Company hereunder or thereunder; and
(c)

the authorization, issuance (or reservation for issuance) and delivery of the Securities. This Agreement constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and

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similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.3	Capitalization.

Schedule 3.3 sets forth:

(a)	the authorized capital stock of the Company on the date hereof;
(b)	the number of shares of capital stock issued and outstanding;
(c)	the number of shares of capital stock issuable pursuant to the Company’s stock option plans; and
(d)

the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.

All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable.

3.4	No Conflicts.

The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not:

(a) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or
(b)

result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of the foregoing clauses, such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

3.5	Issuance of the Securities.

The Securities are duly authorized and, when issued and paid for in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable, free and clear of all liens. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

3.6	Use of Proceeds.

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The proceeds of the sale of the Securities hereunder shall be used by the Company for exploration and development of the Company’s Oregon coalbed methane project and for general corporate purposes.

3.7	SEC Reports; Financial Statements.

The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Investors a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, to the knowledge of the Company, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company’s knowledge, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.8	Material Changes.

Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports:

(a)	there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect;
(b)	the Company has not altered its method of accounting or the identity of its auditors;
(c)

the Company has not declared or made any dividend or distribution of cash or other property to its common stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and

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(d)

the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the Company’s existing stock option or similar plans or as otherwise disclosed in the Company’s SEC Reports.

3.9	Litigation.

Except as may be disclosed in the Company’s SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the actual knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which:

(a)	adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities; or
(b)	could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

There has not been, and to the actual knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

3.10	Regulatory Permits.

The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.11	Title to Assets.

The Company has good and marketable title in and to all property owned by the Company and that is material to its business, free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases concerning which the Company is in compliance.

3.12	Transactions with Affiliates and Employees.

Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the actual knowledge of the Company, none of the employees of the Company is

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presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the actual knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.13	Private Placement.

Assuming the accuracy of the representations and warranties of the Investors set forth in Article 4 hereof, the offer, issuance and sale of the Securities to the Investors as contemplated hereby are exempt from the registration requirements of the Securities Act.

3.14	Listing Requirements.

Certain market makers make a market in the Company’s Common Stock for quotation on the OTCBB. There are no proceedings pending or, to the Company’s actual knowledge, threatened against the Company relating to the continued quotation of the Company’s Common Stock on the OTCBB, and the Company has not received any notice of, nor to the Company’s actual knowledge is there any basis for, the Common Stock to cease to be quoted on the OTCBB.

3.15	Disclosure.

The written information relating to the Company, its business, the Subsidiaries and the transactions contemplated hereby delivered to the Investors in connection with the transactions contemplated by this Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.16	No General Solicitation.

The Company has not conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

4.1	Organization; Authority.

Investor, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and

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authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Securities hereunder has been duly authorized by all necessary action on the part of Investor. This Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms.

4.2	Investment Intent.

Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Investor’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold Securities for any period of time. Investor is acquiring the Securities hereunder in the ordinary course of its business. Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

4.3	Investor Status.

At the time Investor was offered the Securities it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D, and has completed an Accredited Investor Questionnaire in the form attached hereto immediately after the Investor’s signature page. Investor has not been formed solely for the purpose of acquiring the Securities. Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

4.4	Investment Experience.

Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment, and Investor is able to bear the economic risk of investment in the Securities and to afford a complete loss of such investment.

4.5	General Solicitation.

Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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4.6	Short Sales.

Investor represents and warrants to the Company, and covenants with the Company, that it shall not engage in short sales of the Company’s Common Stock, as that term is defined in applicable SEC rules.

4.7	Disclosure of Information.

Investor has received, read, carefully considered, and fully understands this Agreement, the SEC Reports and all documents related to the Company and its operations required by and furnished to such Investor. In making its decision to invest in the Securities, Investor has relied upon the independent investigations made by Investor and by Investor’s own professional advisors. Investor and its advisors, if any, have been given the opportunity to obtain information and to examine this Agreement and certain other information regarding the Company and to ask questions of, and to receive answers from the Company or any Person acting on the Company’s behalf concerning the Securities, the Company, and terms and conditions of this investment, and to obtain any additional information to verify the accuracy of any information previously furnished. All such questions have been answered to Investor’s full satisfaction.

4.8	Irrevocability of Subscription.

Investor agrees that the Investor’s subscription shall be irrevocable by Investor, except as required by applicable law, and that Investor shall not be entitled to cancel, terminate or revoke this Agreement or any of Investor’s obligations hereunder.

4.9	Brokers and Finders.

No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of an Investor, except as disclosed in writing to the Company together with delivery of this Securities Purchase Agreement.

4.10	Restricted Securities.

Investor understands that:

(a)	the Securities have not been registered under the Securities Act because of their issuance in a transaction exempt from the registration requirements of the Securities Act;
(b)

the Securities must be held by Investor indefinitely (without limiting the Company’s obligation hereunder to file the Registration Statement) unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and

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	(c)	the Securities will bear the legends to such effect set forth in Section 5.1(b) hereof.
4.11	British Columbia Resale Restrictions.
(a)

The Investor acknowledges that the Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

(b)

Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Shares is to be imprinted with a restrictive legend (the “Canadian Legend”).

	(c)	By executing and delivering this Agreement, the Investor will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the Investor.
(d)

As a consequence, the Investor will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

ARTICLE 5

COVENANTS AND AGREEMENTS

5.1	Transfer Restrictions.
(a)

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or a transfer to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion to be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of any transfer, Investor shall have notified the Company of concerning the proposed disposition, and any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.

(b) Investor agrees to the imprinting of the following legend on any certificate evidencing the Securities:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(c)

An Investor may from time to time pledge pursuant to a bona fide margin account or grant a security interest in some or all of the Securities, provided the pledge or secured party is an accredited investor and, if required under the terms of such transaction, such Investor may transfer possession of the pledged or secured Securities to the pledgees or secured parties. Notice of such pledge or transfer shall be given to the Company, but such pledge or transfer will not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend set forth in Section 5.1(b) hereof shall remain on the pledged Securities, and such legal opinion may be required in connection with a foreclosure by the pledgee or secured party or a subsequent transfer following default by the Investor.

5.2	Integration.

For so long as the Shares are not the subject of a registration statement that has been declared effective by the SEC, the Company shall not, and shall use commercially reasonable efforts to ensure that any Affiliate of the Company shall not, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

5.3	Listing of Shares.

If the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

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ARTICLE 6

INDEMNIFICATION

6.1	Indemnification.

Each party (the “Indemnifying Party”) will indemnify, defend and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an “Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement.

6.2	Conduct of Indemnification Proceedings.

If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that:

(a)	the employment thereof has been specifically authorized by the Indemnifying Party in writing;
(b)	the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel; or
(c)

in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party.

The Indemnifying Party will not be liable to any Indemnified Party under this Agreement:

(d)	for any settlement by an Indemnified Party effected without the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld or delayed; or
(e)

to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s breach of any of its representations, warranties, covenants or agreements in this Agreement.

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ARTICLE 7

REGISTRATION RIGHTS

7.1	Registration Statement.

The Company shall use its best efforts to prepare and file with the SEC a Registration Statement on Form SB-2 (the “Registration Statement”) on or before the day that is 60 days after the Closing Date (the “Filing Date”), covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act within 140 days after the Filing Date (the “Effectiveness Date”), and to keep the Registration Statement continuously effective until the earliest of:

(a)	the date all Registrable Securities covered by such Registration Statement have been sold;
(b)	the date the Registrable Securities are eligible for resale under Rule 144(k) under the Securities Act (as reasonably determined by the Company); or
(c)	two years following the Closing Date;

provided, however, that the Company may voluntarily suspend the effectiveness of the Registration Statement for a limited time, which in no event shall be longer than 90 days, if the Company has been advised by counsel or underwriters to the Company that the offering of the Registrable Securities pursuant to the Registration Statement would have a Material Adverse Effect, or would be improper in view of (or improper without disclosure in a prospectus) a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company, in which case the two year period referred to in Section7.1(c), above, shall be extended for a period of time equal to the number of days the effectiveness of the Registration Statement is suspended pursuant to this provision.

7.2	Failure of Registration Process.

If (i) the Company does not file the Registration Statement on or before the Filing Date of have the Registration Statement declared effective by the Effectiveness Date; or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within ten trading days after the date that the Company is notified in writing by the SEC that the Registration Statement will not be “reviewed,” or will not be subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to use its best efforts to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the Registration Statement within 30 calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for a Registration Statement to be declared effective for any reason other than the failure of an Investor or Holder to provide the Company with information requested pursuant to Section 7.3 below, or (iv) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as

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to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the prospectus therein to resell such Registrable Securities for more than 30 consecutive trading days but no more than an aggregate of 60 trading days during any 12-month period (which need not be consecutive trading days; provided that such number of days shall not include a reasonable period of time following the filing of any Form 8-K, Form 10-QSB or Form 10-KSB, or other comparable form, or following the date upon which any information in the Registration Statement otherwise becomes “stale dated” under the rules and regulations promulgated by the SEC under the Act or the Exchange Act, for purposes of filing a post-effective amendment to the Registration Statement) (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date on which such ten trading day period is exceeded, or for purposes of clause (iii) the Company fails or ceases to use its best efforts to file a pre-effective amendment, or for purposes of clause (iv) the date on which such 30 or 60 trading day period, as applicable, is exceeded being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as full liquidated damages and not as a penalty, equal to two percent (but not to exceed six percent, in the aggregate hereunder) of the aggregate purchase price paid by such Holder pursuant to this Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

7.3	Participation by Investors.

The Investors or Holders shall furnish to the Company such information regarding the Investors’ offerings of Registrable Securities and the proposed manner of distribution thereof as the Company may reasonably request and as shall be required in connection with the Registration Statement and any related prospectus, or any amendment thereof or supplement thereto.

7.4	Amendments and Supplements.

The Company shall prepare and file with the SEC such amendments and supplements, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the period of time set forth in Section 7.1 hereof. The Company shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement, the prospectus or any amendment thereof or supplement thereto. To the extent within the control of the Company, the Company shall comply in all material

15

respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders set forth in the Registration Statement or the prospectus, as amended or supplemented.

7.5	Documents to Holders.

The Company will, at the expense of the Company, furnish to each Investor such number of copies of the Registration Statement, prospectuses, amendments, supplements and other documents incident to any registration or qualification of the Registrable Securities as each Investor may from time to time reasonably request.

7.6	Registration Expenses.

The Company will bear all costs and expenses related to the filing and periodic updating of the Registration Statement. The Investors or Holders shall pay all other costs and expenses related to the sale of the Securities, including expenses incurred by the Holders for brokers’ or underwriters’ commissions and discounts or legal fees incurred by the Holders.

7.7	Indemnification.

If any Investor is participating in the Registration Statement, such Investor will furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Registration Statement, prospectus or any amendments or supplements thereto, and such Investor will indemnify, defend and hold harmless the Company, its directors, officers, stockholders, employees, agents and representatives, and any other person deemed to control the Company or who has assisted the Company in filing the Registration Statement, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or material fact contained in the Registration Statement, prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the same are caused by or contained in any information furnished to the Company by such Investor expressly for use therein or by such Investor’s failure to deliver information reasonably requested by the Company for preparation of the Registration Statement, the prospectus or any amendments or supplements thereto.

7.8	Indemnification Procedures.

The application of the indemnities set forth in Section 7.7 hereof shall be in accordance with the procedures set forth in Section 6.2 hereof.

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ARTICLE 8

MISCELLANEOUS

8.1	Fees And Expenses.

Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

8.2	Entire Agreement.

This Agreement and the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents.

8.3	Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of:

(a)	the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified herein;
(b)	upon actual receipt by the party to whom such notice is required to be given.

The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter.

8.4	Amendments; Waivers.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

8.5	Construction.

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used

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in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.6	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities in accordance with the provisions of this Agreement.

8.7	No Third-Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in the indemnities under Sections 6.1 and 7.7 hereof.

8.8	Governing Law; Attorneys’ Fees.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its court costs and reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.9	Execution.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.10	Severability.

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If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

8.11	Replacement of Securities.

If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for any new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

8.12	Independent Nature of Investors’ Obligations.

The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any transaction document. Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to duly executed by their respective authorized signatories as of the date first indicated above.

TORRENT ENERGY CORPORATION

By /s/ Mark Gustafson

Name: Mark Gustafson
Title: President

ADDRESS FOR NOTICE:

Suite 600 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention:	Mark Gustafson, President
Tel:	(604) 693-3188
Fax:	(604) 688-1320

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTOR FOLLOWS]

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INVESTOR’S SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Investor Name:

Placer Creek Partners, L.P.

By: Wellington Management Company, LLP

As investment adviser

Signature:

/s/ Julie A. Jenkins

Name of Signatory:

Title of Signatory:

Vice President and Counsel
Subscription Amount:	$1,400,000 for 700,000 Shares

Address for Notice:

Wellington Management Company, LLP

Attn: Gina DiMento, Vice President
75 State Street, Boston, MA 02109

Fax Number: 617-204-7535

Telephone Number: 617-790-7535

E-Mail Address: gmdimento@wellington.com

Tax Identification Number:

N/A

With a copy to:

(which shall not constitute notice)

Goldman, Sachs & Co.

Attn: Jasmyn V. Bykowski (p) 212-357-4419

One New York Plaza, 48th Floor

New York, NY 10004

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ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Investor, in connection with the acquisition of securities of TORRENT ENERGY CORPORATION (the “Company”), hereby makes the following representations and warranties:

The Investor understands that the offer and sale of the Company’s are not being registered under the Securities Act of 1933, as amended (the “Act”) or qualified under state securities laws, in reliance upon exemptions from such registration and qualification requirements for transactions not involving any public offering. Information supplied through this Questionnaire will be used to ensure compliance with the requirements of such exemptions.

The undersigned Investor represents and warrants to the Company that:

(a)        The information contained herein is complete and accurate and may be relied upon by the Company; and

(b)        Investor will notify the Company immediately of any material change in any of such information occurring prior to the acceptance or rejection of the Investor’s subscription for securities of the Company.

ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

The Investor represents and warrants that the Investor falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU SATISFY, BY PLACING AN “X” ON THE APPROPRIATE LINE BELOW.

___		Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or
___		Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; or
___		Category 3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
___	Category 4.	An insurance company as defined in Section 2(13) of the Act; or
___		Category 5. An investment company registered under the Investment Company Act of 1940; or
___		Category 6. A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

___		Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
___

Category 8.        A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

___

Category 9.        An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

___		Category 10. A private business development company as defined in Section 202(a)(22) or the Investment Advisors Act of 1940; or
X

Category 11.      An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

___	Category 12.	A director, executive officer or general partner of the Company; or
___		Category 13. A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; or
___

Category 14.      A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

___

Category 15.      A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b) (2)(ii); or

___	Category 16.	An entity in which all of the equity owners are accredited investors.
Date: July 15, 2005		Placer Creek Partners, L.P.

By: Wellington Management Company, LLP

As investment adviser

/s/ Julie A. Jenkins

Julie A. Jenkins, Vice President and Counsel

SCHEDULE 3.3

The following is Schedule 3.3 to the Securities Purchase Agreement (the “Agreement”) dated as of July 11, 2005 between Torrent Energy Corporation (“Torrent”) and certain Investors. The disclosures set out in this Schedule shall qualify sections of the Agreement where it is reasonably apparent that such information qualifies the representations and warranties of Torrent under the Agreement

1.	Authorized Capital Stock

Torrent’s Certificate of Incorporation authorizes the issuance of 125,000,000 shares consisting of 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. Of the preferred stock, 1,000,000 shares have been designated as Series “A” Convertible Preferred Stock and 5,000 shares have been designated as Series B Preferred Stock.

2.	Capital Stock Issued and Outstanding

As of July 11, 2005 the issued and outstanding is:

23,098,293 million shares of common stock and No Preferred Stock

3.	Convertible Securities and Shares Reserved for Issuance
	(a)	Stock Options

The following shares of common stock of Torrent are issuable upon the exercise of outstanding stock options:

2,100,000 of which 200,000 were issued and registered pursuant to a 2004 stock option plan and 1,900,000 which are being registered under the Company’s stock option plan which is registering a maximum of 2,000,000 shares.

(b)	Share Purchase Warrants

The following shares of common stock of Torrent are reserved for issuance and issuable upon the exercise of outstanding share purchase warrants:

100,000 warrants outstanding and exercisable at $.55.